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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of the Uncommon Values Trust, 2001
Series:

  We consent to the use of our report dated July 10, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                   /s/ KPMG LLP
                                                   --------------------------
                                                   KPMG LLP

New York, New York
July 10, 2001